UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 4.01 Changes in Registrant’s Certifying Accountant

HomeTrust Bancshares, Inc., (the "Company") was notified that Dixon Hughes Goodman LLP ("DHG"), the Company's independent registered public accounting firm, merged with BKD, LLP ("BKD") on June 1, 2022, and the combined practice now operates under the name FORVIS, LLP (“FORVIS”). Accordingly, FORVIS, as the successor to DHG, became the Company's independent registered public accounting firm effective June 1, 2022. The Audit Committee of the Company’s Board of Directors has been notified of the merger and believes that no further action is required on its part to approve the continuation of the engagement.

The audit reports of DHG on the Company’s consolidated financial statements and internal control over financial reporting for the fiscal years ended June 30, 2021 and 2020, and for each of the years in the three-year period ended June 30, 2021, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. DHG's audit report on the consolidated financial statements contained an explanatory paragraph regarding a change in accounting principle for the adoption of Accounting Standards Codification Topic 326, Financial Instruments - Credit Losses.

During the fiscal years ended June 30, 2021 and 2020, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company, nor anyone on its behalf, consulted with FORVIS regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K. For purposes of this paragraph, references to “FORVIS” include BKD.

During the fiscal years ended June 30, 2021 and 2020, and the subsequent interim period through May 31, 2022, there were no (a) disagreements with DHG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to DHG’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

The Company provided FORVIS, as successor to DHG, with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that FORVIS furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of FORVIS’s letter to the Commission, dated June 7, 2022, is filed as Exhibit 16.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

16.1	Letter from FORVIS, LLP, as successor to Dixon Hughes Goodman LLP, dated June 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: June 7, 2022	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer
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